                   AGREEMENT TO PURCHASE MEMBERSHIP INTERESTS

        THIS PURCHASE AGREEMENT is dated as of July 13, 2001, between POPN Acquisition Corp., a Delaware corporation (the "Purchaser"), Brian Cox, Robert Hisaoka, Richard Patterson, Dick Hickman, Sheila Freeman, and Rick Myerchalk (individually, the "Member" or "Seller", collectively. the "Members" or "Sellers"), and Branax, L.L.C., a Maryland limited liability company (the "Company").

                               W I T N E S S E T H

       WHEREAS, the interest of each Member to the Company is as follows:

                   MEMBER NAME                       MEMBERSHIP INTEREST (%)
                   -----------                       -----------------------
Brian Cox                                                    40.86%
Robert Hisaoka                                               24.00%
Richard Patterson                                            24.00%
Dick Hickman                                                  4.41%
Sheila Freeman                                                4.41%
Rick Myerchalk                                                2.32%

        WHEREAS, the Sellers wish to sell One Hundred Percent (100%) of the membership interests (the "Membership Interests") of the Company, held in the Member's names and percentages listed above;

        WHEREAS, Purchaser wishes to purchase One Hundred Percent (100%) of the Membership Interests from the Company in exchange for $350,000, subject to the terms and conditions contained in this Agreement; and

        WHEREAS, Purchaser is endeavoring to sell its Convertible Debentures to raise the funds to purchase the Membership Interests.

                            N O W     T H E R E F O R E,

        In consideration of the mutual covenants contained herein and other good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed and covenanted by the Purchaser, for itself as an entity, its successors and assigns, the Members, each for himself or herself, his or her heirs, assigns. and personal representatives, and by the Company, for itself as an entity, its successors and assigns, that the foregoing recitals are true and correct and further agree as follows:

        1. PURCHASE AND SALE.

        On the Closing (as provided in Section 2, herein), Sellers shall sell, assign, transfer, convey and deliver the Membership Interests to Purchaser, free and clear of any and all liens, claims and encumbrances, and Sellers shall evidence such transaction by delivering to Purchaser certificates for the Membership Interests, duly endorsed to Purchaser, with all applicable transfer taxes paid by Sellers. In consideration of the conveyance of the Membership Interests to Purchaser, at the Closing Purchaser shall pay to the Members, the aggregate sum of $350,000.00, pursuant to the terms provided in Section 2, herein (the "Purchase Price").

        The obligation of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to it obtaining financing from the sale of its Convertible Debentures.

                                 PLAN OF MERGER

        THIS AGREEMENT made and entered into as of July 12, 2001, by and between Pop N Go, Inc., a Delaware corporation ("POPN"), with offices at 12429 East Putnam Street, Whittier, California 90602. and POPN Acquisition Corp., a Delaware corporation ("Acquisition Corp."),with offices at 12429 East Putnam Street, Whittier, California 90602.

        WHEREAS, all the authorized and issued capital stock of Acquisition Corp. is owned by POPN; and

        WHEREAS, the Parties agree that it would be in their respective best interests to merge.

        NOW, THEREFORE, in consideration of the provisions and the representations, warranties and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:.

                            N O W   T H E R E F O R E,

        In consideration of the provisions and the representations, warranties and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE I

                   TERMS AND CONDITIONS OF STOCK EXCHANGE AND
                                     MERGER

        (a) On the "Effective Date", as hereinafter defined, the following shall be or shall have been done:

               (i) POPN and Acquisition Corp. shall have obtained approval for this Agreement and the transactions described herein by their respective Boards of Directors and Owners, if necessary, pursuant to the applicable provisions of Delaware law;

               (ii) Acquisition Corp. shall merge into POPN and cease to exist;

               (iii) POPN shall thereupon and thereafter possess, and be the owner of, all the rights, privileges, powers, franchises, patents, trademarks, licenses, and other assets and accounts receivable of every kind and description of Acquisition Corp., and POPN shall be subject to all the restrictions, disabilities, and duties of Acquisition Corp. with respect thereto; and all property, real, personal or mixed, and all debts and obligation due to Acquisition Corp. on whatever account shall be vested in POPN; and all rights of creditors and all liens upon any property of Acquisition Corp. shall be preserved unimpaired; and all debts, liabilities, duties, and obligations of Acquisition Corp. [including obligations of Acquisition Corp. on account of (A) Stock Subscriptions to which Acquisition Corp. is a Part, (B) Debentures of Acquisition Corp., and (C) Stock Conversion obligations with respect to Debentures of Acquisition Corp.], shall henceforth attach to POPN, and may enforced against POPN to the same extent as if said debts, liabilities, duties, and obligations had been incurred or contracted by POPN;

               (iv) If, at any time after the Effective Date, POPN shall consider or be advised that any further assignments or assurances and law or any other acts are necessary or desirable (A) to vest, perfect or confirm, of record or otherwise, in POPN, title to and possession of any property or right of Acquisition Corp. acquired or to be acquired by reason of, or in connection with, this Merger, or (B) otherwise to carry out the purposes of this Merger, Acquisition Corp. and its officers and directors shall be deemed to have granted to POPN an irrevocable power of attorney to execute and deliver all such proper deeds, assignments, and assurances in law, and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in POPN addition and otherwise to carry out the purposes of this Merger; and the proper officers and directors of POPN are fully authorized in the name of Acquisition Corp. otherwise to take any and all such action(s);

               (v) Acquisition Corp.'s 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures (the "Acquisition Corp. Debentures"), together with authorized but unissued underlying shares of Acquisition Corp.'s Common stock. Par Value $0.001 per share (the "Acquisition Corp. Common Stock"), into which the Acquisition Corp. Debentures are convertible from time to time, shall be converted into identical POPN debentures (the "POPN Debentures"), together with authorized but unissued underlying shares of Common Stock, Par Value $0.001 per share, of POPN into which the new POPN Debentures may be converted (the "POPN Common Stock");

               (vi) All of the issued and outstanding shares of the Common Stock, Par Value $0.001 per share, i.e., 10 shares, of Acquisition Corp. held by POPN prior to this Merger, may, by virtue of this Merger, and without any further action of POPN, be canceled simultaneously with the effectiveness of this Merger;

               (vii) Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented a Acquisition Corp. security, shall be deemed for all corporate purposes to evidence ownership of the appropriate number of securities of POPN into which Acquisition Corp. security shall have been so converted;

               (viii) Subject to Sub-section (vi), above, each holder of a certificate representing issued and outstanding securities of Acquisition Corp. immediately prior to the Effective Date of the Merger, shall, upon surrender of such certificate to POPN after the Effective Date, be entitled to receive a certificate representing the appropriate number of shares of securities of POPN as described above;

               (ix) if any certificate representing a POPN security is to be issued in a name other than that in which the certificate surrendered is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall either pay to POPN or its transfer agent any transfer or other taxes required by reason of the issuance of certificates representing a POPN security in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of POPN or its transfer agent that such tax has been paid or is not applicable; and

               (x) The officers and directors of Acquisition Corp. shall resign their positions.

        (b) The right to transfer restricted securities may be permitted if, in the opinion of counsel satisfactory to POPN, the securities may be transferred pursuant to an exemption from registration under the Act.

        (c) This merger shall become effective ("Effective Date") on the day set forth in the Certificate of Ownership to be filed with the Secretary of State of Delaware by the Parties as soon as practicable after the date this Agreement is signed.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF ACQUISITION CORP.

        (a) ORGANIZATION AND AUTHORITY. Acquisition Corp. is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its property and assets and to conduct its business in the manner and in the places in which it is now conducted. Acquisition Corp. is qualified to do business as a domestic corporation in the State of Delaware, and the character of the properties owned or leased by Acquisition Corp. and the nature of the business conducted by it does not require such qualification in any other jurisdiction, except where the failure to so qualify would not have a material adverse affect on Acquisition Corp. or its business.

        (b) CORPORATE ACTION. All corporate action necessary on the part of Acquisition Corp. to authorize the execution and delivery of this Agreement and the performance or satisfaction of Acquisition Corp.'s obligations hereunder and thereunder has been or will have been duly taken prior to the Effective Date. This Agreement and the Articles of Incorporation constitute the valid and binding obligations of Acquisition Corp. enforceable in accordance with their respective terms.

        (c) CAPITALIZATION. As at the Effective Date. Acquisition Corp.'s entire capitalization shall consist of

               (i) 10,000,000 shares of Common Stock, Par Value $0.001 per share, of which 10 shares shall be issued and outstanding; and

               (ii) 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures, convertible, from time to time, into authorized but unissued shares of Class A Common Stock, Par Value $0.001 per share, upon conversion into which no shares of said underlying shares of Common Stock shall have been issued.

        As of the date of this Agreement and as at Effective Date, all of the outstanding capital stock of Acquisition Corp. is and will be duly issued in accordance with all applicable laws, rules and regulations, is and will be fully paid and non-assessable. As of the date of this Agreement and as at Effective Date, there are and will be no outstanding subscriptions, rights, options, warrants or other agreements obligating Acquisition Corp. to issue, sell or transfer any stock or other securities of Acquisition Corp., except as otherwise described in this Agreement.

        (d) ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and bylaws of Acquisition Corp. are true, correct and complete. The minute books of Acquisition Corp. contain true and complete records of all meetings and consents in lieu of meetings of its Board of Directors and owners since the date of incorporation and accurately reflect all transactions referred to therein.

        (e) NO MATERIAL ADVERSE CHANGES. As of the date of this Agreement, there shall be no material adverse change in the assets, operations, conditions (financial of otherwise) or prospective business of Acquisition Corp., there shall be no damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Acquisition Corp., whether or not covered by insurance; there shall be no declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Acquisition Corp.'s capital stock; there shall no sale of an asset

(other than in the ordinary course of business or otherwise approved by POPN) or mortgage or pledge by Acquisition Corp. of any properties or assets.

        (f) Taxes. Acquisition Corp. has prepared and filed all appropriate federal, state and local tax returns of every kind and category (including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it, or has made adequate provisions for the payment thereof.

        (g) COMPLIANCE WITH LAWS. Acquisition Corp. and all business conducted by it has complied with all federal, state, county and local laws, ordinances, regulation, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect its business.

        (h) COMPLIANCE WITH OTHER INSTRUMENTS. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any violation of or be in conflict with any term of any contract or other instrument to which Acquisition Corp. is a party or of any judgment, statute, rule or regulation applicable to Acquisition Corp., or result in the creation of any lien, charge or encumbrance on any of its properties or assets, or result in the acceleration of any obligation of Acquisition Corp. under any deed of trust, mortgage, lease, or similar instrument to which it is a party.

        (i) NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

               (i) violate any- provisions of the Articles of Incorporation or By-laws of Acquisition Corp.;

               (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, or otherwise give any other contracting party the right to terminate, or which constitute a default under, any contract or other agreement to which Acquisition Corp. is a party or by or to which it or any of its assets or properties may be bound or subject;

               (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Acquisition Corp. or upon the properties or business of Acquisition Corp.; or

               (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

        (j) LITIGATION. There is no outstanding order, judgment, injunction, award or decree of any court, government or regulatory body or arbitration tribunal against or involving Acquisition Corp. There is no action, suit or claim or legal, administrative or arbitral proceeding or any investigation (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving Acquisition Corp. or any of its respective properties or assets. There is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding except as disclosed in the letter described above. There is no action, suit or claim or legal, administrative or arbitral proceeding pending or threatened that would give rise to any right of indemnification on the part of any director of Acquisition Corp. or its respective heirs, executors or administrators of such directors or officers.

        (k) LABOR RELATIONS. Acquisition Corp. is not a party to any collective bargaining agreement governing its employees. There is no pending or threatened election for union representation of Acquisition Corp.'s employees.

        (1) LEASES. All of the leases to which Acquisition Corp. is a party are in full force and effect and constitutes a legal, valid, and binding obligation of the respective parties thereto enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to the enforcement of creditors' rights generally and to the availability of equitable remedies which are subject to the discretion of the Court before which any proceeding therefor may be brought.

        (m) AGREEMENTS. The document titled "Acquisition Corp.'s Material Contracts" which shall be incorporated by reference into this Agreement sets forth any material contract or arrangement to which Acquisition Corp. is a party or by or to which it or its assets, properties or business are bound or subject whether oral or written. All of the agreements set forth in said document are valid, binding enforceable, subsisting agreements, in full force and effect. Acquisition Corp. is not in default under any of them (nor is any other party to any of such agreements, nor does any condition exist which with notice or lapse of time or both would constitute default thereunder).

        (n) ACCOUNTS RECEIVABLE. All of Acquisition Corp.'s accounts and other receivables or thereafter acquired are collectible in full, less any reserves set up for doubtful receivables on its books.

        (o) INVENTORIES. Acquisition Corp.'s inventories, as applicable, or thereafter acquired are valued at cost or market and consist of items which are of a quality and quantity usable and/or saleable in the ordinary course of Acquisition Corp.'s business.

        (p) LIABILITIES. Acquisition Corp.'s Liabilities as of the date of this Agreement are as set forth in that document entitled Financial Statements of Acquisition Corp., which shall be incorporated herein by reference.

        (q) CONDUCT OF BUSINESS. Acquisition Corp. shall conduct its business only in the ordinary course thereof consistent with prudent business judgment and past practice and in such a manner that the representations and warranties contained in this Section 2 shall be true and correct at and as of the Effective Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by Acquisition Corp. at the Effective Date shall have been satisfied. Acquisition Corp. shall not incur expenses or liabilities between the date this Agreement is signed and the Effective Date other than in the normal course of business.

        (r) UNUSUAL EVENTS. Until the Effective Date, Acquisition Corp. shall supplement or amend all relevant documents incorporated by reference and made part of this Agreement with respect to any matter thereafter arising or discovered which, if existing or known at the date of this Agreement, would have been set forth or described in such documents; provided, however, that for the purpose of the rights and obligations of the parties hereunder, any such material supplemental disclosure shall not be deemed to have been disclosed to POPN until the date Acquisition Corp. delivers it to POPN, unless agreed to in writing by POPN.

        (s) CHANGES IN BUSINESS RELATIONSHIP. Acquisition Corp. is not aware of any material changes or threatened changes in its business or client relationships, including any discontinuance of contractual relationships.

        (t) FULL DISCLOSURE. No representation or warranty of Acquisition Corp. and no statement contained in any document incorporated by reference and made part of this Agreement furnished by Acquisition Corp. to POPN pursuant hereto or in connection with the transactions contemplated hereby contain or at the Effective Date will contain any untrue statement of a material fact or omit or will omit to state a material fact necessary to make such fact not misleading or necessary to provide POPN with full information as to Acquisition Corp. and its affairs.

        (u) STATUS OF REPRESENTATIONS AND WARRANTIES AS AT EFFECTIVE DATE. The representations and warranties contained in this Section 2 shall be true and complete on the Effective Date with the same force and effect as though such representations and warranties had been made on and as at the Effective Date.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF POPN

        (a) REPORTING COMPANY. POPN is required to and does file reports with the Securities and Exchange Commission ("SEC") pursuant to Section 13(a) or 15(d) of The Securities Exchange Act of 1934, and POPN is current with respect to all reports required to be filed with the SEC.

        (b) CAPITALIZATION. As at the Effective Date, POPN's entire capitalization shall consist of:

               (i) 20,000,000 shares of Common Stock, Par Value $0.001 per share, with each holder thereof being entitled to cast one vote for each share held on all matters properly submitted to the Shareholders for their vote.

        As of the date of this Agreement and as at Effective Date, all of the outstanding capital stock of POPN is and will be duly issued in accordance with all applicable laws, rules and regulations, is and will be fully paid and non-assessable. As of the date of this Agreement and as at Effective Date, all outstanding subscriptions, rights, options, warrants or other agreements obligating POPN to issue, sell or transfer any stock or other securities of POPN. are as is set forth in the latest Form 10-QSB filed by POPN, which Form fairly and accurately presents the Financial Condition of POPN as of the dates indicated therein.

        (c) ORGANIZATION AND AUTHORITY. POPN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its property and assets and to conduct its business in the manner and the places in which it is now conducted.

        (d) CORPORATE ACTION. All corporate action necessary on the part of POPN to authorize the execution and delivery to POPN of this Agreement and the Certificate and the performance of its obligations thereunder has been or will have been duly taken prior to the Effective Date. This Agreement and the Articles of Incorporation constitute the valid and binding obligations of POPN enforceable in accordance with their respective terms. The execution and delivery of and the consummation of the transactions provided for in this Agreement and the Articles of Incorporation will not violate any provision of the Certificate of Incorporation, Articles of Incorporation or By-laws of POPN, as applicable, any provision of law, or any judgment, order or decree of any court or agency or government, applicable to POPN, or result in a breach of, default under, or acceleration of any obligation under any indenture or agreement to which POPN is a party.

        (e) COMPLIANCE WITH OTHER INSTRUMENTS. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any violation of or be in conflict with any term or any contract or other instrument to which POPN is a party or of any judgment, decree, order, statute, rule or regulation applicable to POPN, or result in the creation of any lien, charge or encumbrance on any of its properties or assets, or result in the acceleration of any obligation of POPN under any deed of trust, mortgage, lease, or similar instrument to which it is a party.

        (f) COMPLIANCE WITH LAWS. POPN has complied with all federal, state, county, local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect its status as a public company.

        (g) ARTICLES OF INCORPORATION AND BYLAWS. POPN's Articles of Incorporate and Bylaws and any amendments to each, are true, correct and complete. The minute books of POPN contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors and owners since the date of incorporation and accurately reflect all transactions; referred to therein.

        (h) FINANCIAL STATEMENTS AND LIABILITIES. POPN's Financial Statements set forth in its most recent Form 10-QSB are true and correct, and, together with the disclosure made in said Report, fully disclose all of POPN's assets and liabilities.

        (i) DISCLOSURES. No representation or warranty of POPN in this Agreement, and no statement contained in any document incorporated by reference and made a part of this Agreement or other document furnished or to be furnished by POPN to Acquisition Corp. pursuant hereto or in connection with the transactions contemplated hereby contains or at the Effective Date will contain any untrue statement of a material fact or omit or will omit to state a material fact necessary to make it not misleading or necessary to provide Acquisition Corp. with full information as to POPN and its affairs.

        (i) NO MATERIAL ADVERSE CHANGES. As of the date of this Agreement, there shall be no material adverse change in the assets, operations, conditions (financial of otherwise) or prospective business of POPN; there shall be no damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of POPN, whether or not covered by insurance; there shall be no declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of POPNs capital stock; there shall no sale of an asset (other than in the ordinary course of business or otherwise approved by Acquisition Corp.) or mortgage or pledge by POPN of any properties or assets.

        (k) TAXES. POPN has prepared and filed all appropriate federal, state and local tax returns of every kind and category (including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it, or has made adequate provisions for the payment thereof.

        (l) AGREEMENTS. The document titled "POPN's Material Contracts" which shall be incorporated by reference into this Agreement sets forth any material contract or arrangement to which POPN is a party or by or to which it or its assets, properties or business are bound or subject whether oral or written. All of the agreements set forth in said document are valid, binding enforceable, subsisting agreements, in full force and effect. POPN is not in default under any of them (nor is any other party to any of such agreements, nor does any condition exist which with notice or lapse of time or both would constitute default thereunder).

        (m) INSURANCE POLICIES. The document titled "POPN's Insurance Policies" which shall be incorporated by reference and made part of this Agreement contains a complete and correct list and summary description of all insurance policies held by POPN and in force and effect at the date hereof, including but not limited to key-man insurance, workers' compensation and employer liability, automobile insurance, malpractice insurance, product liability and title insurance.

        (n) LABOR RELATIONS. POPN is not a party to any collective bargaining agreement governing its employees. There is no pending or threatened election for union representation of POPN's employees.

        (o) CONDUCT OF BUSINESS. Between the date of this Agreement and the Effective Date, POPN shall conduct its business only in the ordinary course thereof consistent with prudent business judgment and past practice and in such a manner that the representations and warranties contained in this Section 3 shall be true and correct at and as of the Effective Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by POPN at the Effective Date shall have been satisfied. POPN shall not incur expenses or liabilities between the date this Agreement is signed and the Effective Date other than in the normal course of business.

        (p) UNUSUAL EVENTS. Until the Effective Date, POPN shall supplement or amend all relevant documents incorporated by reference and made part of this Agreement with respect to any matter thereafter arising or discovered which, if existing or known at the date of this Agreement, would have been set forth or described in such documents; provided, however, that for the purpose of the rights and obligations of the parties hereunder, any such material supplemental disclosure shall not be deemed to have been disclosed to Acquisition Corp. until the date POPN delivers it to POPN, unless agreed to in writing by Acquisition Corp.

        (q) CHANGES IN BUSINESS RELATIONSHIP. POPN is not aware of any material changes or threatened changes in its business or client relationships, including any discontinuance of contractual relationships.

        (r) REPRESENTATIONS AND WARRANTIES AS AT EFFECTIVE DATE. The representations and warranties contained in this Section 3 shall be true and complete on the Effective Date with the same force and effect as though such representations and warranties had been made on and as at the Effective Date.

                                   ARTICLE IV

                         COVENANTS OF ACQUISITION CORP.

        (a) CONDUCT OF BUSINESS. From the date of this Agreement through the Effective Date, Acquisition Corp. shall conduct its business in the ordinary course.

        (b) PRESERVATION OF BUSINESS. From the date hereof through the Effective Date, Acquisition Corp. shall use its best efforts to preserve its business organization intact, keep available the services of its present officers, employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

        (c) INSURANCE. Acquisition Corp. at all times will have in effect and maintain insurance now in force on or with respect to its properties and assets and its business and will at all times have in effect and maintain insurance coverage against all hazards, casualties, liabilities, and losses in the amount and of the character and kind normally carried by corporations engaged in a business similar to that conducted by it.

        (d) LITIGATION. Acquisition Corp. shall promptly notify POPN of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against it or any of their respective officers, directors, employees, consultants, agents, owners or other representatives with respect to the affairs of POPN.

        (e) COMPLIANCE WITH LAWS. Acquisition Corp. will comply in all material respects with federal and state regulations necessary to effectuate the exchange of all outstanding capital stock of Acquisition Corp. for shares of capital stock of Acquisition Corp., as contemplated by this Agreement.

        (f) CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES. From the date hereof through the Effective Date, Acquisition Corp. shall conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Effective Date and as if made on the date of this Agreement, and shall:

               (i) promptly give notice to POPN of any event, condition or circumstances occurring from the date hereof through the Effective Date which would render any of the representations or warranties untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

               (ii) supplement the information contained herein in order that such information is kept current, complete and accurate.

                                    ARTICLE V

                                COVENANTS OF POPN

        (a) CONDUCT OF BUSINESS. From the date of this Agreement through the Effective Date, POPN shall conduct its business in the ordinary course.

        (b) PRESERVATION OF BUSINESS. From the date hereof through the Effective Date, POPN shall use its best efforts to preserve its business organization intact, keep available the services of its present officers, employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

        (c) INSURANCE. POPN at all times will have in effect and maintain insurance now in force on or with respect to its properties and assets and its business and will at all times have in effect and maintain insurance coverage against all hazards, casualties, liabilities, and losses in the amount and of the character and kind normally carried by corporations engaged in a business similar to that conducted by it.

        (d) COMPLIANCE WITH LAWS. POPN will comply in all material respects with federal and state regulations necessary to effectuate the exchange of all outstanding capital stock of Acquisition Corp for shares of capital stock of POPN, as contemplated by this Agreement.

        (e) LITIGATION. POPN shall promptly notify Acquisition Corp. of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against it or against any of their respective officers, directors, employees, consultants, agents, owners or other representatives with respect to the affairs of POPN.

        (f) CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES. From the date hereof to the Effective Date, POPN shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Effective Date and as if made on the date of this Agreement, and shall:

               (i) promptly give notice to Acquisition Corp. of any event, condition or circumstances occurring from the date hereof through the Effective Date which would render any of the representations or warranties untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

               (ii) supplement the information contained herein in order that such information is kept current, complete and accurate.

        (g) DISSENTER'S RIGHTS. POPN understands that, as a shareholder of Acquisition Corp., it may have Dissenter's Rights under Delaware law. However, as the sole shareholder of Acquisition Corp., POPN declares that Dissenter's Rights shall not be demanded prior to or after the Effective Date pursuant to the provisions of Delaware Law, if any, as to dissenters' rights, and by signing this Agreement. POPN waives dissenters' rights. if any, under Delaware law.

                                   ARTICLE VI

                      CONDITIONS TO THE OBLIGATIONS OF POPN

        The obligations of POPN to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction at or before the Effective Date of every one of the following conditions, any of which POPN may in its sole discretion waive:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Acquisition Corp. set forth in Section 2 hereof shall be true and correct at and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the date of this Agreement, and any letter, statement, list, certificate or other written information furnished by Acquisition Corp. pursuant hereto or in connection on with the transactions contemplated hereby shall be true and correct in all material respects at and as of the date or dates stated therein.

        (b) PERFORMANCE OF ACQUISITION CORP. Acquisition Corp. shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it either prior to or at the Effective Date

        (c) GOVERNMENTAL PERMITS AND APPROVALS. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the transaction contemplated shall have been obtained

        (d) THIRD PARTY CONSENTS. All consents, permits and approvals from parties to any contracts or other agreements which may be required in connection with the performance by the Parties hereto of their obligations under such contacts or other agreements shall have been obtained.

        (e) LITIGATION. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by a governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the opinion of POPN, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Acquisition Corp.

        (f) ABSENCE OF ADVERSE CHANGES. Since the date of this Agreement, there shall have been no change in the financial condition, business, or properties of Acquisition Corp. which materially and adversely affects the conduct of its business or its condition, financial or otherwise.

        (g) NO RESTRAINING ORDER. There shall not have been any action or proceeding instituted or threatened before any court or governmental agency to restrain or prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby, which in the opinion of POPN make it inadvisable to consummate such transaction.

                                   ARTICLE VII

               CONDITIONS TO THE OBLIGATIONS OF ACQUISITION CORP.

        The obligations of Acquisition Corp. to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction at or before the Effective Date of each and every one of the following conditions, any of which Acquisition Corp. may in its sole discretion waive:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of POPN set forth in Section 3 hereof shall be true and correct at and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the date of this Agreement, and any letter, statement, list, certificate or other written information furnished by POPN pursuant hereto or in connection on with the transactions contemplated hereby shall be true and correct in all material respects at and as of the date or dates stated therein.

        (b) PERFORMANCE OF POPN. POPN shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it either prior to or at the Effective Date.

        (c) GOVERNMENTAL PERMITS AND APPROVALS. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the transaction contemplated shall have been obtained.

        (d) THIRD PARTY CONSENTS. All consents, permits and approvals from parties to any contracts or other agreements which may be required in connection with the performance by the Parties hereto of their obligations under such contacts or other agreements shall have been obtained.

        (e) LITIGATION. No action, Suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by a governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the opinion of Acquisition Corp., a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of POPN.

        (f) ABSENCE OF ADVERSE CHANGES. Since the date of this Agreement, there shall have been no change in the financial condition, business, or properties of Acquisition Corp. which materially and adversely affects the conduct of its business or its condition, financial or otherwise.

        (g) NO RESTRAINING ORDER. There shall not have been any action or proceeding instituted or threatened before any court or governmental agency to restrain or prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby, which in the opinion of Acquisition Corp., make it inadvisable to consummate such transaction.

        (h) SECURITIES CERTIFICATES. At the Effective Date, each owner and Debenture Holder of Acquisition Corp. shall receive a certificate or certificates representing the number of shares of common stock and/or Debentures of POPN to which they are entitled.

                                  ARTICLE VIII

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        All representations, warranties, agreements, covenants, and obligations herein made by or in any of the documents incorporated by reference and made a part of this Agreement shall be deemed to have been relied upon by each of the other parties, shall survive the Effective Date for a period of two years thereafter, and shall not merge in the performance of any obligation by any party hereto.

                                   ARTICLE IX

                                  TERMINATION

        (a) EVENTS OF TERMINATION. This Agreement may be terminated at any time prior to the filing of the Certificate of Ownership in the office of the Secretary of the State of Delaware by:

               (i) Mutual consent of Acquisition Corp and POPN;

               (ii) POPN if, at the Effective Date, any of the conditions set forth in Section 6 shall not have been satisfied;

               (iii) Acquisition Corp. if, at the Effective Date, any of the conditions set forth in Section 7 shall not have been satisfied;

               (iv) POPN, if Acquisition Corp. has breached any material representation warranty, covenant or agreement contained in this Agreement;

               (v) Acquisition Corp., if POPN has breached any material representation, warranty, covenant or agreement contained in this Agreement;

               (vi) POPN, if any legal proceeding is commenced or threatened by any governmental or regulatory agency or other person directed against the consummation of the transaction or any other transaction under this Agreement; and

               (vi) Acquisition Corp., if any legal proceeding is commenced or threatened by any governmental or regulatory agency or other person directed against the consummation of the transaction or any other transaction under this Agreement;

        (b) EFFECT OF TERMINATION. If this Agreement shall be terminated as provided in Section 9(a), the Articles of Incorporation shall be deemed to have been abandoned and shall be void and of no further effect, without any liability on the part of any of the parties thereto or the stockholders, directors, officers, employees or agents of any of them.

                                    ARTICLE X

                                 INDEMNIFICATION

        (a) OBLIGATION OF ACQUISITION CORP. TO INDEMNIFY. Subject to the limitations on the survival of representations and warranties contained in
Article VIII, Acquisition Corp., its respective officers, directors and employees hereby agree to indemnify, defend and hold POPN harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorney's fees and disbursements) based upon, arising out of or otherwise due to any material inaccuracy in or any breach of any representation, warranty, covenant or agreement of Acquisition Corp. contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

        (b) OBLIGATION OF POPN TO INDEMNIFY. Subject to the limitations on the survival of representations and warranties contained in Article VIII, POPN, its respective officers, directors and employees, hereby agree to indemnify, defend and hold Acquisition Corp. harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys fees and disbursements) based upon, arising out of or otherwise due to any material inaccuracy in or any breach of any representation, warranty, covenant or agreement of POPN contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

                                   ARTICLE XI

                                 MISCELLANEOUS

        (a) NOTICE. Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either:

               (i) by facsimile transmission to the facsimile number given below, provided that confirmation of successful receipt thereof by the receiving Party is recorded on the sending Party's transmission confirmation receipt simultaneously with the completion of transmission, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sending Party's transmission confirmation receipt showing the successful receipt thereof by the receiving Party;

               (ii) by a nationally recognized overnight courier service in which the date of delivery is recorded by the courier service, in which case notice shall be presumptively deemed to have been given at the time that records of the courier service indicate the writing was delivered to the receiving Party;

               (iii) by prepaid telegram, in which case notice shall be presumptively deemed to have been given at the time that the records of the telegraphic agency indicate that the telegram was telephoned or delivered to the receiving Party, as the case may be; or

               (iv) by the Express Mail service maintained by the United States Postal Service, sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given forty-eight (48) hours after the letter was deposited with the United States Postal Service.

        Notice shall be sent

               (i) If to Acquisition Corp., to:

                      Brian Cox, President
                      POPN Acquisition Corp.
                      c/o Mr. Brian Cox
                      4907 Lee Farm Court
                      Ellicott City, Maryland 21043
                      Telephone Number:                   (301) 807-7405

               (ii) if to POPN, to:

                      Melvin Wyman, Chief Executive Officer
                      POP N Go, Inc.
                      12429 East Putnam Street
                      Whittier, California 90602
                      Telephone Number:                   (562) 945-9351
                      Facsimile Telephone Number          (562) 945-6341

               (iii) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.

        (b) FEES AND EXPENSES. Each of the Parties will bear its own costs and expenses in connection with the negotiation and the consummation of this Agreement.

        (c) AMENDMENT. This Agreement may be amended by mutual agreement of the Parties at any time prior to the Effective Date. All amendments must be in writing equal in dignity to this Agreement

        (d) FURTHER ASSURANCES. The Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such Party shall use it best efforts to fulfill or obtain the fulfillment of the conditions.

        (e) LAW GOVERNING. This Agreement shall be deemed to have been entered into under the Laws of the State of California and the rights and obligations of the parties hereunder shall be governed and determined according to the Laws of California without regard to applicable conflicts of laws.

        (f) RESOLUTION OF DISPUTES; ARBITRATION. All disputes concerning this Agreement or any claim or issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in the City of Whittier, California, which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

        The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

        Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).

        (g) ENTIRE AGREEMENT AND COUNTERPARTS. This Agreement and the documents incorporated by reference and made a part of it and any other instruments and agreements to be delivered in conjunction herewith constitute the entire agreement between the parties with respect to the transactions contemplated herein and supersede all prior agreements and understandings, whether written or oral, of the Parties with respect thereto. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

        (h) CONSTRUCTION. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

        IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto under their respective seals, as of the day and year first above written.

                                      POPN:

WITNESSES:                            POP N Go, Inc.


                                      By:    /s/ Melvin Wyman
------------------------                  --------------------------------------
                                                 Melvin Wyman President

                                      Attest: /s/ [Signature Illegible]
------------------------                      ----------------------------------


                                      ACQUISITION CORP.:

WITNESSES:                            POPN ACQUISITION CORP.


                                      BY:    /s/ Brian Cox
------------------------                  --------------------------------------
                                             Brian Cox President

                                      Attest:  /s/ Melvin Wyman
------------------------                     -----------------------------------
                                               Melvin Wyman, Secretary


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